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                AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT

         This Amendment No. 4 (the "Amendment") is dated as of July 26, 2000 among Hampshire Funding, Inc. (the "Seller" and the "Servicer"), the undersigned Purchasers and Bank One, NA (formerly known as The First National Bank of Chicago), as agent for the Purchasers (the "Agent").

                              W I T N E S S E T H :

         WHEREAS, the Seller, the Servicer, the Purchasers and the Agent are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of May 5, 1998 (as previously amended, the "Agreement"); and

         WHEREAS, the Seller, the Servicer, the undersigned Purchasers and the Agent desire to amend the Agreement in certain respects more fully described hereinafter;

         NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Agreement.

         3.       AMENDMENTS TO THE AGREEMENT.

         2.1. AMENDMENT TO COMMITMENT. The Commitment of Bank One, NA is hereby amended by deleting the amount "$55,000,000" appearing opposite Bank One, NA's Signature on the Agreement and substituting therefor the amount "$50,000,000".

         2.2. AMENDMENT TO SECTIONS 1.6(a) AND 1.7(a). Sections 1.6(a) and 1.7(a) are hereby amended by deleting the phrase "Purchaser Fee" where it appears therein and inserting the phrase "Purchaser Fee and Unused Fee" in lieu thereof.

         2.3. AMENDMENT TO SECTION 1.9(b)(i). Section 1.9(b)(i) of the Agreement is hereby amended by deleting the phrase "the Purchaser Fee," where it appears therein and inserting the phrase "the Purchaser Fee, the Unused Fee," in lieu thereof.

         2.4. AMENDMENT TO SECTION 1.9(d). Section 1.9(d) is hereby amended by deleting the phrase "Discount and Purchaser Fee" where it appears therein and inserting the phrase "Discount, Purchaser Fee and Unused Fee" in lieu thereof.

         2.5. AMENDMENT TO SECTION 5.1(K). At any time the Program Yield is less than 0.50%, the Seller shall, within 30 days after the date on which Seller has actual knowledge thereof (or through the exercise of reasonable business diligence should have had knowledge thereof), either (i) increase the interest rate applicable to the Receivables in accordance with the terms of each Contract such that the Program Yield will be at least 0.50% as of the next Settlement Date to occur thereafter, or (ii) enter into a Hedge Contract in form and substance satisfactory to the Agent.


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         2.6.     AMENDMENT TO THE DEFINITION OF LIQUIDITY TERMINATION DATE. The
definition of "Liquidity Termination Date" appearing in Exhibit I to the Agreement is hereby amended by deleting the date "July 26, 2000" where it appears therein and inserting the date "July 25, 2001" in lieu thereof.

         2.7. ADDITION OF CERTAIN DEFINITIONS. Exhibit I to the Agreement is hereby amended by adding the following definitions thereto:

                  ""UNUSED FEE" means, with respect to any Settlement Date, a fee payable to the Purchasers in an amount equal to the product of (x) the Unused Fee Percentage TIMES (y) 1/12 TIMES (z) an amount equal to
         (i) the Purchase Limit in effect since the preceding Settlement Date less (ii) the weighted average of Capital since the preceding Settlement Date (or in the case of the first Settlement Date, since the date of this Agreement), payable monthly in arrears on each Settlement Date pursuant to Sections 1.6 and 1.7 hereof.

                  "UNUSED FEE PERCENTAGE" means, 0.15%."

         3. REAFFIRMATION OF PERFORMANCE GUARANTY. By acknowledging this Amendment below, the Performance Guarantor hereby (i) acknowledges that the Seller, the Servicer, the Purchasers and the Agent have entered into this Amendment, which Amendment has been made available to and has been reviewed by the Performance Guarantor and (ii) reaffirms that its obligations under the Performance Guaranty and each other Transaction Document to which it is a party continues in full force and effect with respect to the Agreement, as amended by this Amendment .

         4. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the undersigned Purchasers to enter into this Amendment each of the Seller and the Servicer represents and warrants that:

         4.1. The representations and warranties set forth in Article III of the Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Event of Default or Potential Event of Default on the date hereof.

         4.2. The execution and delivery by each of the Seller and the Servicer of this Amendment has been duly authorized by proper corporate proceedings of the Seller and the Servicer and this Amendment, and the Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Seller and the Servicer enforceable against the Seller and the Servicer in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or their similar laws relating to or limiting creditors' rights generally.

         4.3. Neither the execution and delivery by the Seller or the Servicer of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Seller or the Servicer or the Seller's or the Servicer's certificate of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which the Seller or the Servicer is a party or is subject, or by which it or its property, is bound, or conflict with or constitute a default thereunder.

         5. EFFECTIVE DATE. This Amendment shall become effective as of the date above first written upon receipt by the Agent of (i) counterparts of this Amendment duly executed by the Seller, the Servicer, the Purchasers and the Performance Guarantor and (ii) such other documents as the Agent or any Purchaser may request.

         6. RATIFICATION. The Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

         7. REFERENCE TO AGREEMENT. From and after the effective date hereof, each reference in the Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.


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         8.       COSTS AND EXPENSES. The Seller agrees to pay all costs, fees, and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

         9. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

         10. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the Seller, the Servicer, the undersigned Purchasers and the Agent have executed this Amendment as of the date first above written.


                                     HAMPSHIRE FUNDING, INC., as Seller
                                     and Servicer

                                     By: _____________________________
                                     Title: ____________________________


                                     PREFERRED RECEIVABLES FUNDING CORPORATION

                                     By: ____________________________
                                     Title: Authorized Signatory

                                     BANK ONE, NA (formerly known as THE FIRST
                                     NATIONAL BANK OF CHICAGO), individually as an Investor and as Agent

                                     By: _____________________________
                                     Title: ____________________________

Acknowledged and confirmed by:

JEFFERSON-PILOT CORPORATION,
as Performance Guarantor

By: ________________________
Title:_______________________


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